                     ML LIFE INSURANCE COMPANY OF NEW YORK

               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

                       Supplement Dated January 19, 2001
                                     To The
          Prospectus Dated July 14, 2000, as revised January 19, 2001

The Merrill Lynch Retirement Power(SM) variable annuity contract (the "Contract") issued by ML Life Insurance Company of New York is currently not available to qualified plans, including IRAs.

                          *             *             *

This supplement should be retained with the prospectus for future reference. If you have any questions, please contact your Financial Consultant or the Service Center at (800) 333-6524.

PROSPECTUS
JULY 14, 2000, AS REVISED JANUARY 19, 2001

       ML of New York Variable Annuity Separate Account A (the "Account")
         FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                   issued by
                     ML LIFE INSURANCE COMPANY OF NEW YORK
                   HOME OFFICE: 100 Church Street, 11th Floor
                         New York, New York 10080-6511
                         SERVICE CENTER: P.O. Box 44222
                        Jacksonville, Florida 32231-4222
                           4804 Deer Lake Drive East
                          Jacksonville, Florida 32246
                             PHONE: (800) 333-6524
                                offered through
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

This prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here provides a variety of investment features. It also provides options for income protection later in life. It is important that you understand how the contract works, and its benefits, costs, and risks. First, some basics.

                              WHAT IS AN ANNUITY?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each annuity option has different protection features intended to cover different kinds of income needs. Many of these annuity options provide income streams that can't be outlived.

                          WHAT IS A VARIABLE ANNUITY?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

                WHAT ARE THE RISKS IN OWNING A VARIABLE ANNUITY?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you've put in. You bear all of this risk. You could lose all or part of the money you've put in.

                          HOW DOES THIS ANNUITY WORK?

We put your premium payments as you direct into one or more subaccounts of the Account. In turn, we invest each subaccount's assets in corresponding portfolios ("Funds") of the following:

   -        MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                  -         Basic Value Focus Fund
                  -         Domestic Money Market Fund
                  -         Fundamental Growth Focus Fund
                  -         Government Bond Fund
                  -         Index 500 Fund
   -        AIM VARIABLE INSURANCE FUNDS
                  -         AIM V.I. International Equity Fund
                  -         AIM V.I. Value Fund
   -        ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                  -         Growth and Income Portfolio
                  -         Premier Growth Portfolio
   -        MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
                  -         MFS Emerging Growth Series
                  -         MFS Growth With Income Series

   -        HOTCHKIS AND WILEY VARIABLE TRUST
                  -         International VIP Portfolio
   -        DAVIS VARIABLE ACCOUNT FUND, INC.
                  -         Davis Value Portfolio
   -        DELAWARE GROUP PREMIUM FUND
                  -         Trend Series
   -        PIMCO VARIABLE INSURANCE TRUST
                  -         Total Return Bond Portfolio
   -        SELIGMAN PORTFOLIOS, INC.
                  -         Seligman Small-Cap Value Portfolio
   -        VAN KAMPEN LIFE INVESTMENT TRUST
                  -         Emerging Growth Portfolio

The value of your Contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We've designed this annuity as a long-term investment. Any money you take out of the Contract is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% federal penalty tax. FOR THESE REASONS, YOU NEED TO CONSIDER YOUR CURRENT AND SHORT-TERM INCOME NEEDS CAREFULLY BEFORE YOU DECIDE TO BUY THE CONTRACT.

                          WHAT DOES THIS ANNUITY COST?

THIS ANNUITY DOES NOT IMPOSE ANY SALES CHARGES -- ON EITHER PURCHASES OR WITHDRAWALS. However, we impose a number of other charges, including an asset-based insurance charge. We provide more details on this charge, as well as a description of all other charges, later in the prospectus.

    ************************************************************************

This prospectus contains information about the Contract and the Account that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Account. We have filed the Statement of Additional Information, dated July 14, 2000, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address noted above. There is no charge to obtain it. The Table of Contents for this Statement of Additional Information is found on page 41 of this prospectus.

The Securities and Exchange Commission ("SEC") maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

CURRENT PROSPECTUSES FOR THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC., AIM VARIABLE INSURANCE FUNDS, ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC., MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-, HOTCHKIS AND WILEY VARIABLE TRUST, DAVIS VARIABLE ACCOUNT FUND, INC., DELAWARE GROUP PREMIUM FUND, PIMCO VARIABLE INSURANCE TRUST, SELIGMAN PORTFOLIOS, INC., AND VAN KAMPEN LIFE INVESTMENT TRUST MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                Page
                                                              --------
DEFINITIONS.................................................         7
CAPSULE SUMMARY OF THE CONTRACT.............................         8
    Premiums................................................         8
    The Account.............................................         8
    The Funds Available For Investment......................         8
    Fees and Charges........................................         9
         Asset-Based Insurance Charge.......................         9
         Contract Fee.......................................         9
         Premium Taxes......................................         9
         Fund Expenses......................................         9
    Transfers Among Subaccounts.............................         9
    Withdrawals.............................................        10
    Death Benefit...........................................        10
    Annuity Payments........................................        10
    Ten Day Review..........................................        10
FEE TABLE...................................................        11
YIELDS AND TOTAL RETURNS....................................        13
ML LIFE INSURANCE COMPANY OF NEW YORK.......................        14
THE ACCOUNT.................................................        14
    Segregation of Account Assets...........................        14
    Number of Subaccounts; Subaccount Investments...........        15
INVESTMENTS OF THE ACCOUNT..................................        15
    General Information and Investment Risks................        15
    Merrill Lynch Variable Series Funds, Inc................        15
         Basic Value Focus Fund.............................        16
         Domestic Money Market Fund.........................        16
         Fundamental Growth Focus Fund......................        16
         Government Bond Fund...............................        16
         Index 500 Fund.....................................        16
    AIM Variable Insurance Funds............................        16
         AIM V.I. International Equity Fund.................        16
         AIM V.I. Value Fund................................        17
    Alliance Variable Products Series Fund, Inc.............        17
         Growth and Income Portfolio........................        17
         Premier Growth Portfolio...........................        17
    MFS-Registered Trademark- Variable Insurance
    Trust-SM-...............................................        17
         MFS Emerging Growth Series.........................        17
         MFS Growth With Income Series......................        18
    Hotchkis and Wiley Variable Trust.......................        18
         International VIP Portfolio........................        18
    Davis Variable Account Fund, Inc........................        18
         Davis Value Portfolio..............................        18
    Delaware Group Premium Fund.............................        18
         Trend Series.......................................        19
    PIMCO Variable Insurance Trust..........................        19
         Total Return Bond Portfolio........................        19
    Seligman Portfolios, Inc................................        19
         Seligman Small-Cap Value Portfolio.................        19
    Van Kampen Life Investment Trust........................        19

         Emerging Growth Portfolio..........................        20
    Purchases and Redemptions of Fund Shares;
    Reinvestment............................................        20
    Material Conflicts, Substitution of Investments and
    Changes to the Account..................................        20
CHARGES AND DEDUCTIONS......................................        20
    Asset-Based Insurance Charge............................        21
    Contract Fee............................................        21
    Other Charges...........................................        21
         Transfer Charges...................................        21
         Tax Charges........................................        22
         Fund Expenses......................................        22
         Premium Taxes......................................        22
FEATURES AND BENEFITS OF THE CONTRACT.......................        22
    Ownership of The Contract...............................        22
    Issuing the Contract....................................        23
         Issue Age..........................................        23
         Information We Need To Issue The Contract..........        23
         Ten Day Right to Review............................        23
    Premiums................................................        23
         Minimum and Maximum Premiums.......................        23
         How to Make Payments...............................        23
         Automatic Investment Feature.......................        24
         Premium Investments................................        24
    Accumulation Units......................................        24
    How Are My Contract Transactions Priced?................        24
    How Do We Determine The Number of Units?................        25
ADDITIONAL PROVISIONS APPLICABLE TO ALL CONTRACTS...........        25
    Death of Annuitant Prior to Annuity Date................        25
    Transfers Among Subaccounts.............................        25
    Dollar Cost Averaging Program...........................        26
         What Is It?........................................        26
         Participating in the DCA Program...................        26
         Minimum Amounts....................................        26
         When Do We Make DCA Transfers?.....................        27
    Asset Allocation Program................................        27
    Rebalancing Program.....................................        28
    Withdrawals and Surrenders..............................        28
         When and How Withdrawals are Made..................        28
         Minimum Amounts....................................        29
         Systematic Withdrawal Program......................        29
         Surrenders.........................................        29
    Payments to Contract Owners.............................        29
    Contract Changes........................................        29
    Death Benefit...........................................        30
         General............................................        30
         Spousal Continuation...............................        30
         Calculation of Death Benefit.......................        30
         Maximum Anniversary Value..........................        31
    Annuity Payments........................................        31
    Annuity Options.........................................        32
         How We Determine Present Value of Future Guaranteed
       Annuity Payments.....................................        32
         Payments of a Fixed Amount.........................        32
         Payments for a Fixed Period........................        33

         Life Annuity.......................................        33
         Life Annuity With Payments Guaranteed for 5, 10,
       15, or 20 Years......................................        33
         Life Annuity With Guaranteed Return of Contract
       Value................................................        33
         Joint and Survivor Life Annuity....................        33
         Joint and Survivor Life Annuity with Payments
       Guaranteed for 5, 10, 15, or 20 Years................        33
         Individual Retirement Account Annuity..............        33
    Gender-Based Annuity Purchase Rates.....................        34
FEDERAL INCOME TAXES........................................        34
    Federal Income Taxes....................................        34
    Tax Status of the Contract..............................        34
         Diversification Requirements.......................        34
         Owner Control......................................        34
         Required Distributions.............................        35
    Taxation of Annuities...................................        35
         In General.........................................        35
         Withdrawals and Surrenders.........................        35
         Annuity Payments...................................        36
         Taxation of Death Benefit Proceeds.................        36
    Penalty Tax on Some Withdrawals.........................        36
    Transfers, Assignments, or Exchanges of a Contract......        36
    Withholding.............................................        36
    Multiple Contracts......................................        37
    Possible Changes In Taxation............................        37
    Possible Charge For Our Taxes...........................        37
    Individual Retirement Annuities.........................        37
         Traditional IRAs...................................        37
         Roth IRAs..........................................        37
         Other Tax Issues For IRAs and Roth IRAs............        37
    Tax Sheltered Annuities.................................        38
OTHER INFORMATION...........................................        38
    Notices and Elections...................................        38
    Voting Rights...........................................        38
    Reports to Contract Owners..............................        39
    Selling the Contract....................................        39
    State Regulation........................................        40
    Controlling Documents...................................        40
    Legal Proceedings.......................................        40
    Experts.................................................        40
    Legal Matters...........................................        40
    Registration Statements.................................        40
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................        41
APPENDIX A..................................................        42

                                  DEFINITIONS

ACCUMULATION UNIT: A unit of measure used to compute the value of your interest in a subaccount prior to the annuity date.

ANNUITANT: Annuity payments may depend upon the continuation of a person's life. That person is called the annuitant.

ANNUITY DATE: The date on which annuity payments are scheduled to begin.

ATTAINED AGE: The age of a person on the contract date plus the number of full contract years since the contract date.

BENEFICIARY(S): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

CONTRACT ANNIVERSARY: The yearly anniversary of the contract date.

CONTRACT DATE: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

CONTRACT VALUE: The value of your interest in the Account.

CONTRACT YEAR: The period from the contract date to the first contract anniversary, and thereafter, the period from one contract anniversary to the next contract anniversary.

INDIVIDUAL RETIREMENT ACCOUNT OR ANNUITY ("IRA"): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code ("IRC").

NET INVESTMENT FACTOR: An index used to measure the investment performance of a subaccount from one valuation period to the next.

NONQUALIFIED CONTRACT: A Contract issued in connection with a retirement arrangement other than a qualified plan described under Section 401, 403, 408, 408A, 457 or any similar provisions of the IRC.

QUALIFIED CONTRACT: A Contract issued in connection with a retirement arrangement described under Section 403(b), 408, or 408A of the Internal Revenue Code ("IRC").

TAX SHELTERED ANNUITY: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

VALUATION PERIOD: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of business on each day the New York Stock Exchange is open.

                        CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

PREMIUMS

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $25,000. Subsequent premiums generally must be $100 or more. The maximum premium that will be accepted without Company approval is $1,000,000. Under an automatic investment feature, you can make subsequent premium payments systematically from your Merrill Lynch brokerage account. For more information, see "Automatic Investment Feature".

The Contract is available as a non-qualified contract or may be issued as an IRA or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). Federal law limits maximum annual contributions to IRAs and Roth IRAs. Transfer amounts from tax sheltered annuity plans that are not subject to the Employee Retirement Income Security Act of 1974, as amended, will be accepted as premium payments, as permitted by law. Other premium payments will not be accepted under a Contract used as a tax sheltered annuity.

The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity income benefits), before you purchase the Contract in a tax-qualified plan.

We offer another variable annuity contract that has a different death benefit, contract features, fund selections, and optional programs. However, this other contract also has different charges that would affect your subaccount performance and contract values. To obtain more information about this other contract, contact our Service Center or your Financial Consultant.

THE ACCOUNT

As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest your contract value. For the first 14 days following the contract date, we put all premiums into the Domestic Money Market Subaccount. After the 14 days, we'll put the money into the subaccounts you've selected. Currently, you may allocate premiums or contract value among 10 of the available subaccounts. Generally, within certain limits you may transfer contract value periodically among subaccounts.

THE FUNDS AVAILABLE FOR INVESTMENT

--ARROW-- FUNDS OF MERRILL LYNCH VARIABLE SERIES        --ARROW-- FUNDS OF HOTCHKIS AND WILEY VARIABLE TRUST
          FUNDS, INC.
       --ARROW-- Basic Value Focus Fund                        --ARROW-- International VIP Portfolio
       --ARROW-- Domestic Money Market Fund             --ARROW-- FUNDS OF DAVIS VARIABLE ACCOUNT FUND, INC.
       --ARROW-- Fundamental Growth Focus Fund                 --ARROW-- Davis Value Portfolio
       --ARROW-- Government Bond Fund                   --ARROW-- FUNDS OF DELAWARE GROUP PREMIUM FUND
       --ARROW-- Index 500 Fund                                --ARROW-- Trend Series
--ARROW-- FUNDS OF AIM VARIABLE INSURANCE FUNDS         --ARROW-- FUNDS OF PIMCO VARIABLE INSURANCE TRUST
       --ARROW-- AIM V.I. International Equity Fund            --ARROW-- Total Return Bond Portfolio
       --ARROW-- AIM V.I. Value Fund                    --ARROW-- FUNDS OF SELIGMAN PORTFOLIOS, INC.
--ARROW-- FUNDS OF ALLIANCE VARIABLE PRODUCTS SERIES           --ARROW-- Seligman Small-Cap Value Portfolio
          FUND, INC.
       --ARROW-- Growth and Income Portfolio            --ARROW-- FUNDS OF VAN KAMPEN LIFE INVESTMENT TRUST
       --ARROW-- Premier Growth Portfolio                      --ARROW-- Emerging Growth Portfolio
--ARROW-- FUNDS OF MFS-REGISTERED TRADEMARK- VARIABLE
          INSURANCE TRUST-SM-
       --ARROW-- MFS Emerging Growth Series
       --ARROW-- MFS Growth With Income Series

If you want detailed information about the investment objectives of the Funds, see "Investments of the Account" and the prospectuses for the Funds.

FEES AND CHARGES

  ASSET-BASED INSURANCE CHARGE

  We currently impose an asset-based insurance charge of 1.59% annually to cover certain risks. It will never exceed 1.59% annually.

  The asset-based insurance charge compensates us for:

    - costs associated with the establishment and administration of the Contract;

    - mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract; and

    - expense risks we assume to cover Contract maintenance expenses.

  We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. This charge ends on the annuity date.

  CONTRACT FEE

  We impose a $40 contract fee each year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract only if the greater of contract value, or premiums less withdrawals, is less than $25,000. Accordingly, if your withdrawals have not decreased your investment in the Contract below $25,000, we will not impose this annual fee. We may also waive this fee in certain circumstances where you own at least three Contracts. This fee ends after the annuity date.

  PREMIUM TAXES

  On the annuity date, we may deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 5%.

  FUND EXPENSES

  You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about all fees and charges imposed on the Contract under "Charges and Deductions".

TRANSFERS AMONG SUBACCOUNTS

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts, but we may charge $25 per extra transfer. (See "Transfers".)

Several specialized transfer programs are available under the Contract. You cannot use more than one such program at a time.

    - First, we offer a Dollar Cost Averaging Program where money you've put in a designated subaccount is systematically transferred monthly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in fund share prices over time. (See "Dollar Cost Averaging Program".) (There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss.)

    - Second, through participation in the Asset Allocation Program, you may select one of five asset allocation models. Your contract value is rebalanced quarterly based on the asset allocation model selected. (See "Asset Allocation Program".)

    - Third, you may choose to participate in a Rebalancing Program where we automatically reallocate your contract value quarterly in order to maintain a particular percentage allocation among the subaccounts that you select. (See "Rebalancing Program".)

WITHDRAWALS

You can withdraw money from the Contract six times each contract year. Additionally, under a Systematic Withdrawal Program, you may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. These systematic withdrawals are in addition to the annual six withdrawals permitted under the Contract. For more information, see "Systematic Withdrawal Program".

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2 (see "Federal Income Taxes").

DEATH BENEFIT

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if you die before the annuity date.

If you are age 80 or over when the Contract is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the contract value. If you are under age 80 when the Contract is issued, the death benefit equals the greatest of premiums less adjusted withdrawals, the contract value, or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract.

You can find more detailed information about the death benefit and how it is calculated, including age limitations that apply, under "Death Benefit".

ANNUITY PAYMENTS

Annuity payments begin on the annuity date and are made under the annuity option you select. You may select an annuity date that cannot be later than the annuitant's 90th birthday. If you do not select an annuity date, the annuity date for nonqualified Contracts is the annuitant's 90th birthday. The annuity date for IRA or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under "Annuity Options".

TEN DAY REVIEW

When you receive the Contract, read it carefully to make sure it's what you want. Generally, within 10 days after you receive the Contract, you may return it for a refund. To get a refund, return the Contract to the Service Center or to the Financial Consultant who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date you return the Contract.

                                   FEE TABLE

A.  Contract Owner Transaction Expenses

    1.Sales Load Imposed on Premium ...................................     None

    2.Contingent Deferred Sales Charge ................................     None

    3.Transfer Fee .....................................................     $25

        The first 12 transfers among subaccounts in a contract year are free. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.

    The Fee Table and Examples do not include charges to contract owners for premium taxes. Premium taxes may be applicable. Refer to the "Premium Taxes" section in this Prospectus for further details.

B.  Annual Contract Fee ................................................     $40

    The Contract Fee will be assessed annually on each contract anniversary and upon a full withdrawal only if the greater of contract value, or premiums less withdrawals, is less than $25,000.

C.  Separate Account Annual Expenses (as a percentage of contract value)

    Current and Maximum Asset-Based Insurance Charge .................     1.59%

D. Fund Expenses for the Year Ended December 31, 1999 (see "Notes to Fee Table") (as a percentage of each Fund's average net assets)

                                           MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (CLASS A SHARES)
                                         --------------------------------------------------------------
                                                       DOMESTIC    FUNDAMENTAL
                                         BASIC VALUE     MONEY       GROWTH      GOVERNMENT
ANNUAL EXPENSES                             FOCUS       MARKET      FOCUS (A)       BOND      INDEX 500
---------------                          -----------   ---------   -----------   ----------   ---------
Investment Advisory Fees.............        .60%         .50%         .65%         .50%         .30%
Other Expenses.......................        .06%         .05%         .15%         .05%         .05%
Total Annual Operating Expenses......        .66%         .55%         .80%         .55%         .35%
Expense Reimbursements...............      --            --             --         --           --
Net Expenses.........................        .66%         .55%         .80%         .55%         .35%

                                                   AIM               ALLIANCE VARIABLE    MFS-REGISTERED TRADEMARK-     HOTCHKIS
                                                 VARIABLE             PRODUCTS SERIES             VARIABLE              AND WILEY
                                                INSURANCE               FUND, INC.                INSURANCE             VARIABLE
                                                  FUNDS              (CLASS A SHARES)             TRUST-SM-               TRUST
                                         ------------------------   -------------------   -------------------------   -------------
                                                                                                            MFS
                                           AIM V.I.                  GROWTH                   MFS         GROWTH
                                         INTERNATIONAL   AIM V.I.     AND      PREMIER     EMERGING        WITH       INTERNATIONAL
ANNUAL EXPENSES                             EQUITY        VALUE      INCOME     GROWTH     GROWTH(B)     INCOME(B)         VIP
---------------                          -------------   --------   --------   --------   -----------   -----------   -------------
Investment Advisory Fees.............         .75%         .61%       .63%       1.00%        .75%          .75%            .75%
Other Expenses.......................         .22%         .15%       .08%        .05%        .09%          .13%            .26%
Total Annual Operating Expenses......         .97%         .76%       .71%       1.05%        .84%          .88%           1.01%
Expense Reimbursements...............       --            --         --          --         --            --             --
Net Expenses.........................         .97%         .76%       .71%       1.05%        .84%          .88%           1.01%

                                                                      PIMCO
                                                                    VARIABLE
                                           DAVIS      DELAWARE      INSURANCE
                                          VARIABLE     GROUP          TRUST                             VAN KAMPEN
                                          ACCOUNT     PREMIUM    (ADMINISTRATIVE       SELIGMAN       LIFE INVESTMENT
                                         FUND, INC.     FUND      CLASS SHARES)    PORTFOLIOS, INC.        TRUST
                                         ----------   --------   ---------------   ----------------   ---------------
                                                                      TOTAL            SELIGMAN
                                           DAVIS       TREND         RETURN           SMALL-CAP          EMERGING
ANNUAL EXPENSES                            VALUE       SERIES       BOND (C)          VALUE (D)         GROWTH (E)
---------------                          ----------   --------   ---------------   ----------------   ---------------
Investment Advisory Fees.............        .75%       .75%           .25%              1.00%              .70%
Other Expenses.......................        .25%       .07%           .44%               .41%              .18%
Total Annual Operating Expenses......       1.00%       .82%           .69%              1.41%              .88%
Expense Reimbursements...............      --          --              .04%            --                --
Net Expenses.........................       1.00%       .82%           .65%              1.41%              .88%

EXAMPLES OF CHARGES

If you surrender or annuitize your Contract at the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                                                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                                          --------       --------       --------       --------
           SUBACCOUNT INVESTING IN:
           ML Basic Value Focus Fund+..............................            $23            $72           $123           $264
           ML Domestic Money Market Fund+..........................             22             69            117            252
           ML Fundamental Growth Focus Fund+.......................             25             76            130            278
           ML Government Bond Fund+................................             22             69            117            252
           ML Index 500 Fund+......................................             20             62            107            231
           AIM V.I. International Equity Fund......................             27             81            139            295
           AIM V.I. Value Fund.....................................             24             75            128            274
           Alliance Growth and Income Portfolio+...................             24             74            126            269
           Alliance Premier Growth Portfolio+......................             27             84            143            303
           MFS Emerging Growth Series..............................             25             78            132            282
           MFS Growth With Income Series...........................             26             79            134            286
           Hotchkis and Wiley International VIP Portfolio..........             27             83            141            299
           Davis Value Portfolio...................................             27             82            141            298
           Delaware Trend Series...................................             25             77            131            280
           PIMCO Total Return Bond Portfolio++.....................             23             72            123            263
           Seligman Small-Cap Value Portfolio......................             31             95            161            338
           Van Kampen Emerging Growth Portfolio....................             26             79            134            286

---------

+                           Class A Shares.
++                          Administrative Class Shares. Expenses shown for the PIMCO
                            Total Return Bond Portfolio assume that the contractual
                            reimbursement arrangement will continue for the duration of the periods shown.

Because there is no contingent deferred sales charge, you would pay the same expenses whether you surrender your Contract at the end of the applicable time period or not, based on the same assumptions.
                           --------------------------

The preceding Fee Table and Examples help you understand the costs and expenses you will bear, directly or indirectly. The Fee Table and Examples include expenses and charges of the Account as well as the Funds. The Examples do not reflect the $40 contract fee because, based on our estimates of average contract size and withdrawals, its effect on the examples shown would be negligible. Premium taxes may also be applicable. See the Charges and Deductions section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY FUND. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR THE PURPOSE OF THE EXAMPLES.

THE SUBACCOUNTS AVAILABLE UNDER THE CONTRACT HAVE NOT YET COMMENCED OPERATIONS. THEREFORE, THERE IS NO HISTORY OF ACCUMULATION UNIT VALUES FOR THESE SUBACCOUNTS.

NOTES TO FEE TABLE

(a) "Other Expenses" and "Net Expenses" shown for the Fundamental Growth Focus Fund are based on expenses estimated for the current fiscal year.

(b) The MFS Emerging Growth Series and the MFS Growth With Income Series have an expense offset arrangement which reduces each Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Funds. Had these fee reductions been taken into account, "Net Expenses" would have been 0.83% for the Emerging Growth Series and 0.87% for the Growth With Income Series.

(c) Effective April 1, 2000, outstanding shares of the Fund were designated as Administrative Class shares. 1999 fee and expense information has been restated to reflect the fees and expenses applicable as of April 1, 2000 to shares of the Administrative Class. "Other Expenses" shown in the fee table reflect a 0.25% administrative fee, a 0.15% service fee, and 0.04% representing the Fund's organizational expenses that are attributed to the Administrative Class and pro rata Trustees' fees.

     Pacific Investment Management Company ("PIMCO") has contractually agreed to reduce total Fund operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under this agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that total Fund operating expenses, including such recoupment, do not exceed the annual expense limit of 0.65% of average daily net assets. This agreement renews automatically each year unless terminated by PIMCO.

(d) The Fee Table does not reflect fees waived or expenses assumed by J. & W. Seligman & Co. Incorporated ("Seligman") for the Seligman Small-Cap Value Portfolio during the year ended December 31, 1999. Such waivers and assumption of expenses were made on a voluntary basis, and may be discontinued or reduced at any time without notice. During the fiscal year ended December 31, 1999, Seligman waived fees and expense totaling 0.41% for the Seligman Small-Cap Value Portfolio. Considering such reimbursements, "Net Expenses" would have been 1.00%.

(e) The Fee Table does not reflect fees waived or expenses assumed by Van Kampen Asset Management Inc. ("Van Kampen Management") for the Emerging Growth Portfolio during the year ended December 31, 1999. Such waivers and assumption of expenses were made on a voluntary basis, and may be discontinued or reduced at any time without notice. During the fiscal year ended December 31, 1999, Van Kampen Management waived fees and expense totaling 0.03% for the Emerging Growth Portfolio. Considering such reimbursements, "Net Expenses" would have been 0.85%.

                            YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the Domestic Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (besides the Domestic Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we'll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts.

Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Ranking services we may use as sources of performance comparison are Lipper, VARDS, CDA/Weisenberger, Morningstar, MICROPAL, and Investment Company Data, Inc.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to the Standard & Poor's Index of 500 Common Stocks, the Morgan Stanley EAFE Index, the Russell 2000 Index and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio. Other sources of performance comparison that we may use are Chase Investment Performance Digest, Money, Forbes, Fortune, Business Week, Financial Services Weekly, Kiplinger Personal Finance, Wall Street Journal, USA Today, Barrons, U.S. News & World Report, Strategic Insight, Donaghues, Investors Business Daily, and Ibbotson Associates.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

                     ML LIFE INSURANCE COMPANY OF NEW YORK

We are a stock life insurance company organized under the laws of the State of New York on November 28, 1973. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., a corporation whose common stock is traded on the New York Stock Exchange.

Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

                                  THE ACCOUNT

The ML of New York Variable Annuity Separate Account A (the "Account") offers through its subaccounts a variety of investment options. Each option has a different investment objective.

We established the Account on August 14, 1991. It is governed by New York law, our state of domicile. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Account meets the definition of a separate account under the federal securities laws. The Account's assets are SEGREGATED from all of our other assets.

SEGREGATION OF ACCOUNT ASSETS

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Account. The Account's income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If the Account's assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under New York insurance law the assets in the Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Account be charged with any liabilities of other separate accounts.

NUMBER OF SUBACCOUNTS; SUBACCOUNT INVESTMENTS

There are 17 subaccounts currently available through the Account. All subaccounts invest in a corresponding portfolio of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds"); the AIM Variable Insurance Funds (the "AIM V.I. Funds"); the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"); the MFS-Registered Trademark- Variable Insurance Trust-SM- (the "MFS Trust"); the Hotchkis and Wiley Variable Trust (the "Hotchkis and Wiley Trust"); the Davis Variable Account Fund, Inc. (the "Davis Fund"); the Delaware Group Premium Fund (the "Delaware Fund"); the PIMCO Variable Insurance Trust (the "PIMCO Trust"); the Seligman Portfolios, Inc. (the "Seligman Portfolios"); or the Van Kampen Life Investment Trust (the "Van Kampen Trust"). Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisor or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of the similarly named fund available through the Contract.

                           INVESTMENTS OF THE ACCOUNT

GENERAL INFORMATION AND INVESTMENT RISKS

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds' prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Merrill Lynch Life Insurance Company (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.), and insurance companies not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

The Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Account Class A shares of 5 of its separate investment mutual fund portfolios.

Merrill Lynch Asset Management, L.P. ("MLAM") is the investment adviser to the Variable Series Funds. MLAM, together with its affiliates, Fund Asset Management, L.P., Mercury Asset Management International Ltd., and Hotchkis and Wiley, is a worldwide mutual fund leader, and had a total of $550.07 billion in investment company and other portfolio assets under management as of the end of January 31, 2000. It is registered as an investment adviser under the Investment Advisers Act of 1940. MLAM is an indirect subsidiary of Merrill Lynch & Co., Inc. MLAM's principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As the investment adviser, it is paid fees by these Funds for its services. The fees charged to each of these Funds are set forth in the summary below.

MLAM and Merrill Lynch Life Agency, Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each Fund of the Variable Series Funds in a given year to 1.25% of its average net assets (see "Selling the Contract").

BASIC VALUE FOCUS FUND. This Fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. MLAM receives an advisory fee from the Fund at the annual rate of 0.60% of the average daily net assets of the Fund.

DOMESTIC MONEY MARKET FUND. This Fund seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. MLAM receives an advisory fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund.

FUNDAMENTAL GROWTH FOCUS FUND. This Fund seeks long-term growth of capital. The Fund purchases primarily common stocks of U.S. companies that Fund management believes have shown above-average rates of growth earnings over the long-term. The Fund will invest at least 65% of its total assets in equity securities. MLAM receives an advisory fee from the Fund at an annual rate of 0.65% of the average daily net assets of the Fund.

GOVERNMENT BOND FUND. This Fund seeks the highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities. MLAM receives an advisory fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund.

INDEX 500 FUND. This Fund seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). MLAM receives an advisory fee from the Fund at an annual rate of 0.30% of the Fund's average daily net assets.

AIM VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds ("AIM V.I. Funds") is registered with the Securities and Exchange Commission as an open-end, series, management investment company. It currently offers the Account two of its separate investment portfolios.

A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment adviser to each of the AIM V.I. Funds. AIM has acted as an investment adviser since its organization in 1976. Today AIM, together with its subsidiaries, advises or manages over 120 investment portfolios, including the Funds, encompassing a broad range of investment objectives. As the investment adviser, AIM receives compensation from the Funds for its services. The fees charged to each of these Funds are set forth in the summary of investment objectives below.

AIM V.I. INTERNATIONAL EQUITY FUND. This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. AIM receives an advisory fee from the Fund at an annual rate of 0.75% of the average daily net assets of the Fund.

AIM V.I. VALUE FUND. This Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to AIM's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective. AIM receives an advisory fee from the Fund at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets and 0.60% of the Fund's average daily net assets in excess of $250 million.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance Fund") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Account Class A shares of two of its separate investment portfolios. Alliance Capital Management L.P. ("Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105 serves as the investment adviser to each Fund of the Alliance Fund. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of AXA Financial, Inc., a holding company which is controlled by AXA, a French insurance holding company for an international group of insurance and related financial services companies. As the investment adviser, Alliance is paid fees by the Fund for its services. The fees charged to the Fund are set forth in the summary of investment objective below.

GROWTH AND INCOME PORTFOLIO. This Fund seeks reasonable current income and reasonable opportunity for appreciation through investing primarily in dividend-paying stocks of good quality. Alliance receives an advisory fee from the Fund at an annual rate of 0.63% of the average daily net assets of the Fund.

PREMIER GROWTH PORTFOLIO. This Fund seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. Alliance receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-

MFS-Registered Trademark- Variable Insurance Trust-SM- ("MFS Trust") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Account two of its separate investment portfolios.

Massachusetts Financial Services Company ("MFS"), a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, serves as the investment adviser to each Fund of MFS Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is a indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. As the investment adviser, MFS is paid fees by the Fund for its services. The fees charged to the Fund are set forth in the summary of investment objective below.

MFS EMERGING GROWTH SERIES. This Fund seeks long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities of emerging growth companies. These companies are companies that the Fund's adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate. MFS receives an advisory fee from the Fund at an annual rate of 0.75% of the average daily net assets of the Fund.

MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income. Under normal conditions, the Fund invests at least 65% of its total assets in common stock and related securities. Although the Fund may invest in companies of any size, it primarily invests in companies with larger market capitalizations and attractive valuations based on current and expected earnings or cash flow. MFS receives an advisory fee from the Fund at an annual rate of 0.75% of the average daily net assets of the Fund.

HOTCHKIS AND WILEY VARIABLE TRUST

Hotchkis and Wiley Variable Trust ("Hotchkis and Wiley Trust"), a Massachusetts business trust, is registered with the Securities and Exchange Commission as an open-end management investment company. The Hotchkis and Wiley Trust is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain insurance companies.

Hotchkis and Wiley, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, serves as the investment adviser to the International VIP Portfolio and generally administers the affairs of the Hotchkis and Wiley Trust. Hotchkis and Wiley is a division of MLAM. As the investment adviser, Hotchkis and Wiley is paid fees by the Fund for its services. The fees charged to the Fund for advisory services are set forth in the summary of investment objective below.

INTERNATIONAL VIP PORTFOLIO. The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. In investing the Fund, Hotchkis and Wiley follows a VALUE style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Hotchkis and Wiley receives from the Fund an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

DAVIS VARIABLE ACCOUNT FUND, INC.

Davis Variable Account Fund, Inc. ("Davis Fund") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Account one of its portfolios, the Davis Value Portfolio. Davis Selected Advisers, LP ("Davis Advisers"), located at 2949 East Elvira Road, Tucson, Arizona 85706, is the investment adviser to the Davis Value Portfolio. Davis Selected Advisers-NY, Inc. ("Davis Advisers-NY"), located at 609 Fifth Avenue, New York, New York 10017 serves as the sub-adviser to the Davis Value Portfolio. Davis Advisers-NY is a wholly owned subsidiary of Davis Advisers. Davis Advisers pays the sub-advisory fee, not the Davis Value Portfolio. The fees charged to the Fund for advisory services are set forth in the summary of investment objective below.

DAVIS VALUE PORTFOLIO. This Fund seeks to provide growth of capital. The Fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. These companies are selected based on their potential for long-term growth, long-term return, and minimum risk. Davis Advisers receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

DELAWARE GROUP PREMIUM FUND

Delaware Group Premium Fund ("Delaware Fund") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Account one of its investment portfolios, the Trend Series. Delaware Management Company, located at One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the investment adviser to the Trend Series. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The fees charged to the Fund for advisory services are set forth in the summary of investment objective below.

TREND SERIES. This Fund seeks long-term capital appreciation. The Fund invests primarily in stocks of small, growth-oriented companies that Fund management believes are responsive to changes within the marketplace and which management believes have fundamental characteristics to support continued growth. Delaware Management Company receives an advisory fee from the Fund at an annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 million, and 0.60% on assets over $2.5 million of the average daily net assets of the Fund.

PIMCO VARIABLE INSURANCE TRUST

PIMCO Variable Insurance Trust ("PIMCO Trust") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Administrative Class shares of one of its portfolios, the Total Return Bond Portfolio, to the Account. Pacific Investment Management Company ("PIMCO"), located at 840 Newport Center Drive, Suite 300 Newport Beach, California 92660, serves as the investment adviser to the Total Return Bond Portfolio. PIMCO is a wholly owned subsidiary partnership of PIMCO Advisors, L.P. The fees charged to the Fund for advisory services are set forth in the summary of investment objective below.

TOTAL RETURN BOND PORTFOLIO. This Fund seeks to maximize total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. PIMCO receives an advisory fee at an annual rate of 0.25% of the average daily net assets of the Fund.

SELIGMAN PORTFOLIOS, INC.

Seligman Portfolios, Inc. ("Seligman Portfolios") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Account one of its portfolios, the Small-Cap Value Portfolio. J. & W. Seligman & Co. Incorporated ("Seligman"), located at 100 Park Avenue, New York, New York 10017 serves as the investment manager to the Seligman Small-Cap Value Portfolio. The fees charged to the Fund for advisory services are set forth in the summary of investment objective below.

SELIGMAN SMALL-CAP VALUE PORTFOLIO. This Fund seeks long-term capital appreciation. Generally, the Fund invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization that the Fund manager believes have been undervalued, either historically, by the market, or by their peers. Seligman receives an advisory fee at an annual rate of 1.00% on the first $500 million, .90% on the next $500 million, and .80% thereafter of the average daily net assets of the Fund.

VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Life Investment Trust ("Van Kampen Trust") is registered with the Securities and Exchange Commission as a diversified open-end management company. It currently offers the Account one of its separate investment portfolios, the Emerging Growth Portfolio. Van Kampen Asset Management Inc. ("Van Kampen Management") is the portfolio's investment adviser. Van Kampen Management is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, and is a wholly owned subsidiary of Van Kampen Investment Inc. Van Kampen Investments Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Funds Inc., the distributor of the Fund, is also a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. As the investment adviser, Van Kampen Management is paid fees by the Fund for its services. The fees to the Fund are set forth in the summary of investment objective below.

EMERGING GROWTH PORTFOLIO. The investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Fund's investment adviser believes have the potential to become major enterprises. Van Kampen Management receives an advisory fee from the Fund at an annual rate of 0.70% of the average daily net assets of the Fund.

PURCHASES AND REDEMPTIONS OF FUND SHARES; REINVESTMENT

The Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Account are automatically reinvested at net asset value in additional shares of the Funds.

The investment adviser of a Fund (or its affiliates) may pay compensation to us or our affiliates, which may be significant, in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others.

MATERIAL CONFLICTS, SUBSTITUTION OF INVESTMENTS AND CHANGES TO THE ACCOUNT

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of the Account or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

We may substitute a different investment option for any of the current Funds. We can do this for both existing investments and the investment of future premiums. However, before any such substitution, we would need the approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to the Account, eliminate subaccounts in the Account, deregister the Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Account as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                             CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits.

ASSET-BASED INSURANCE CHARGE

We currently impose an asset-based insurance charge on the Account that equals 1.59% annually. It will never exceed 1.59%.

We deduct this charge daily from the net asset value of the subaccounts. This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won't change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. Finally, this charge compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

CONTRACT FEE

We may charge a $40 contract fee each year. We will only impose this fee if the greater of contract value, or premiums less withdrawals, is less than $25,000. Accordingly, if you have not made any withdrawals from your Contract (or your withdrawals have not decreased your investment in the Contract below $25,000), we will not impose this annual fee.

The contract fee reimburses us for additional expenses related to maintenance of certain Contracts with lower contract values. We do not deduct the contract fee after the annuity date. The contract fee will never increase.

If the contract fee applies, we will deduct it as follows:

    - We deduct this fee from your contract value on each contract anniversary that occurs on or before the annuity date.

    - We deduct this fee from your contract value if you surrender the contract on any date other than a contract anniversary.

    - We deduct this fee on a pro rata basis from all subaccounts in which your contract value is invested.

Currently, a contract owner of three or more Contracts will be assessed no more than $120 in contract fees annually. We reserve the right to change this limit on contract fees at any time.

OTHER CHARGES

     TRANSFER CHARGES

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we may, but currently do not, charge you $25 for each extra transfer. We deduct this charge pro rata from the subaccounts from which you are transferring contract value. Currently, transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See "Dollar Cost Averaging Program", "Asset Allocation Program", "Rebalancing Program", and "Transfers".)

     TAX CHARGES

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Account any taxes imposed on the Account's investment earnings. (See "Tax Status of the Contract".)

     FUND EXPENSES

In calculating net asset value, the Funds deduct advisory fees and operating expenses from assets. Information about those fees and expenses can be found in the prospectuses for the Funds, and in the Statement of Additional Information for each Fund.

     PREMIUM TAXES

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5%. Although we pay these taxes, if applicable, when due, we won't deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we may deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner's state of residence, our status within that state, and the premium tax laws of that state. New York does not currently impose a premium tax on annuity contracts.

                     FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word "you". In this context "you" means "contract owner".

OWNERSHIP OF THE CONTRACT

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by "non-natural persons" such as corporations or trusts. If you are a human being, you are considered a "natural person." You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don't select an annuitant, you are the annuitant.

If a non-natural person owns the Contract and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a contract owner. We will then pay the beneficiary the death benefit.

When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owners may designate a beneficiary to receive benefits on the surviving co-owner's death. Qualified contracts may not have co-owners.

You may assign the Contract to someone else by giving notice to our Service Center. Only complete ownership of the Contract may be assigned to someone else. You can't do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the Contract may have tax consequences or may be prohibited on certain qualified contracts, so you should consult with a qualified tax adviser before assigning the Contract. (See "Federal Income Taxes".)

ISSUING THE CONTRACT

     ISSUE AGE

You can buy a nonqualified Contract if you (and any co-owner) are less than 90 years old. Annuitants on nonqualified Contracts must also be less than 90 years old when we issue the Contract. For qualified Contracts owned by natural persons, the contract owner and annuitant must be the same person. Contract owners and annuitants on qualified Contracts must be less than 70 1/2 years old when we issue the Contract.

     INFORMATION WE NEED TO ISSUE THE CONTRACT

Before we issue the Contract, you must complete and return a written application. Once we review and approve the application, and you pay the initial premium, we'll issue a Contract. Generally, we'll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven't received necessary information within five business days, however, we will offer to return the premium and no Contract will be issued. You can consent to our holding the premium until we get all necessary information, and then we will invest the premium within two business days after we get the information.

     TEN DAY RIGHT TO REVIEW

When you get the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. You may have a longer period to return the Contract if the Contract is replacing another contract. To get a refund, return the Contract to our Service Center or to the Financial Consultant who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date the Contract is returned.

PREMIUMS

     MINIMUM AND MAXIMUM PREMIUMS

Initial premium payments must be $25,000 or more. Subsequent premium payments generally must be $100 or more. You can make subsequent premium payments at any time before the annuity date. The maximum premium that will be accepted without Company approval is $1,000,000. We also reserve the right to reject subsequent premium payments.

The Contract is available as a non-qualified contract or may be issued as an IRA or purchased through an established IRA or Roth IRA custodial account with MLPF&S. Federal law limits maximum annual contributions to qualified contracts. Transfer amounts from tax-sheltered annuity plans that are not subject to the Employee Retirement Income Security Act of 1974, as amended, will be accepted as premium payments, as permitted by law. Other premium payments will not be accepted under a Contract used as a tax sheltered annuity. We may waive the $100 minimum for premiums paid under IRA Contracts held in custodial accounts with MLPF&S where you're transferring the complete cash balance of such account into a Contract.

     HOW TO MAKE PAYMENTS

You can pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money debited from your MLPF&S brokerage account.

     AUTOMATIC INVESTMENT FEATURE

You may make systematic premium payments on a monthly, quarterly, semi-annual or annual basis. Each payment must be for at least $100. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. If you select the Asset Allocation Program or the Rebalancing Program, premiums will be allocated based on the model or the specified subaccounts and percentages you have selected. You may change the specified premium amount, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this program at any time.

     PREMIUM INVESTMENTS

For the first 14 days following the contract date, we'll hold all premiums in the Domestic Money Market Subaccount. After the 14 days, we'll reallocate the contract value to the subaccounts you selected.

Currently, you may allocate your premium among 10 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the Basic Value Focus Subaccount, 58% allocated to the Government Bond Subaccount, and 30% allocated to the Index 500 Subaccount. However, you may not allocate 33 1/3% to the Basic Value Focus Subaccount and 66 2/3% to the Government Bond Subaccount. If we don't get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions you last gave us. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

ACCUMULATION UNITS

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

                    HOW ARE MY CONTRACT TRANSACTIONS PRICED?

             We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any transfer charge, and any premium taxes due, units are redeemed.

                    HOW DO WE DETERMINE THE NUMBER OF UNITS?

             We determine the number of units by dividing the dollar value of the amount of the purchase or transfer allocated to the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the purchase or transfer is made. The number of accumulation units in each subaccount credited to a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units credited to a Contract will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Account or any charge that may be assessed against the Account for assessments or premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See "Other Charges".)

               ADDITIONAL PROVISIONS APPLICABLE TO ALL CONTRACTS

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the annuitant dies before the annuity date, and the annuitant is not a contract owner, the owner may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant unless any owner is not a natural person. If any contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

TRANSFERS AMONG SUBACCOUNTS

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you're transferring from. Currently, transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See "Dollar Cost Averaging

Program", "Asset Allocation Program", and "Rebalancing Program".) We reserve the right to change the number of additional transfers permitted each contract year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of contract value. You must transfer at least $100 or the total value of a subaccount, if less.

You may request transfers in writing or by telephone, once we get proper telephone transfer authorization. Transfer requests may also be made through your Merrill Lynch Financial Consultant, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. We will consider telephone transfer requests received after 4:00 p.m. (ET) to be received the following business day.

An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying fund in which a subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we reserve the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

DOLLAR COST AVERAGING PROGRAM

     WHAT IS IT?

The Contract offers an optional transfer program called Dollar Cost Averaging ("DCA"). This program allows you to reallocate money at monthly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making investments through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month we will transfer amounts from the subaccount that you designate and allocate them, in accordance with your allocation instructions, to the subaccounts that you select.

If you choose the Asset Allocation Program or the Rebalancing Program, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

     PARTICIPATING IN THE DCA PROGRAM

You can choose the DCA Program any time before the annuity date. To choose the DCA Program, we must receive a written request from you. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in writing. Once you reach the annuity date, you may no longer use this program.

     MINIMUM AMOUNTS

To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount. We determine the amount required by multiplying the specified length of your DCA Program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your selected subaccount drop below the selected monthly transfer amount, we'll notify you that you need to put more money in to continue the program.

     WHEN DO WE MAKE DCA TRANSFERS?

You select the date for DCA transfers. We will make the first DCA transfer on the selected date following the later of 14 days after the contract date or the date we receive notice of your DCA election at our Service Center. We'll make subsequent DCA transfers on the same day of each succeeding month. Currently, we don't charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract.

ASSET ALLOCATION PROGRAM

Under the Asset Allocation Program, we will allocate your premiums and rebalance your contract value quarterly according to an asset allocation model you select based on your investment goals and risk tolerance. There are currently five asset allocation models to choose from:

    - Capital Preservation

    - Current Income

    - Income and Growth

    - Long-Term Growth

    - Aggressive Growth

Each model identifies specific subaccounts and the percentage of premium or contract value which should be allocated to each of those subaccounts. We may periodically adjust the composition of each model. Any adjustments become effective at the end of the calendar quarter.

The asset allocation models are not recommendations, have not been designed with your specific financial circumstances in mind, and may not be appropriate for any particular individual. There may be other allocations that would be more appropriate to satisfy your needs and goals.

After you elect the Asset Allocation Program, we allocate your premium in accordance with your selected model. On the last business day of each calendar quarter, we automatically reallocate your contract value to maintain the subaccounts and percentages for your selected model.

We perform this periodic rebalancing to take account of:

    - increases and decreases in contract value in each subaccount due to subaccount performance,

    - increases and decreases in contract value in each subaccount due to withdrawals, transfers, and premiums, and

    - any adjustments we make to your selected model.

Asset allocation can be elected at issue or at any time subsequent. To elect the Asset Allocation Program, we must receive a written request from you. If you elect the Asset Allocation Program, you must include all contract value in the program. We allocate all systematic investment premiums and, unless you instruct us otherwise, all other premiums in accordance with your selected model. The asset allocation model that you select under the program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your selected model at any time. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the program. Currently, we don't charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract.

We reserve the right to make changes to this program at any time. If you choose the Rebalancing Program or the DCA Program, you cannot use the Asset Allocation Program.

REBALANCING PROGRAM

Under the Rebalancing Program, we will allocate your premiums and rebalance your contract value quarterly according to the subaccounts and percentages you select based on your investment goals and risk tolerance.

After you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. On the last business day of each calendar quarter, we automatically reallocate your contract value to maintain the particular percentage allocation among the subaccounts that you have selected.

We perform this periodic rebalancing to take account of:

    - increases and decreases in contract value in each subaccount due to subaccount performance, and

    - increases and decreases in contract value in each subaccount due to withdrawals, transfers, and premiums.

The Rebalancing Program can be elected at issue or at any time subsequent. To elect the Rebalancing Program, we must receive a written request from you. If you elect the Rebalancing Program, you must include all contract value in the program. We allocate all systematic investment premiums and, unless you instruct us otherwise, all other premiums in accordance with the particular percentage allocation among the subaccounts that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the program. Currently, we don't charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract.

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot use the Rebalancing Program.

WITHDRAWALS AND SURRENDERS

     WHEN AND HOW WITHDRAWALS ARE MADE

Before the annuity date, you may make lump-sum withdrawals from the Contract up to six times per contract year. In addition, you may make systematic withdrawals, discussed below. Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See "Federal Income Taxes".)

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value. You may make a withdrawal request in writing to our Service Center. You may withdraw money by telephone, once you've submitted a proper telephone authorization form to our Service Center, but only if the amount withdrawn is to be paid into a Merrill Lynch brokerage account. We will consider telephone withdrawal requests received after 4:00 p.m. (ET) to be received the following business day.

     MINIMUM AMOUNTS

The minimum amount that may be withdrawn is $100. At least $5,000 must remain in the Contract after you make a withdrawal. We reserve the right to change these minimums.

     SYSTEMATIC WITHDRAWAL PROGRAM

You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually or annually. Each withdrawal must be for at least $100 and the remaining contract value must be at least $5,000. You may change the specified dollar amount or frequency of withdrawals or stop the Systematic Withdrawal Program at any time upon notice to us. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value. These systematic withdrawals are in addition to the six lump-sum withdrawals permitted each year under the Contract. We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make any other changes to this program at any time.

     SURRENDERS

At any time before the annuity date you may surrender the Contract through a full withdrawal. The Contract must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus the contract fee, if applicable. (See "Charges and Deductions".) You may receive this amount in a lump sum or apply it under an Annuity Option. (See "Annuity Options").

PAYMENTS TO CONTRACT OWNERS

We'll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

   (a) the New York Stock Exchange is closed;

   (b) trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

   (c) the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Account or to determine the value of the Account's assets;

   (d) the Securities and Exchange Commission by order so permits for the protection of security holders; or

   (e) payment is derived from a check used to make a premium payment which has not cleared through the banking system.

We reserve the right, at our option, to defer any payments in accordance with the Investment Company Act of 1940, as amended.

CONTRACT CHANGES

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract will take effect as of the date you sign such a request, unless we have already acted in reliance on the prior status. We are not responsible for the validity of such a request.

If you change the owner or annuitant on a nonqualified Contract, the new owner or annuitant must be less than 90 years old. For qualified Contracts, if you change the owner or annuitant, the new owner or annuitant must be less than 70 1/2 years old.

DEATH BENEFIT

     GENERAL

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit to the beneficiary if you die before the annuity date. (If an owner is a non-natural person, then the death of the annuitant will be treated as the death of the owner.)

We will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See "Annuity Options".) However, if you die before the annuity date, federal tax law generally requires us to distribute the entire contract value within five years of the date of death. Special rules may apply to a surviving spouse. (See "Federal Income Taxes".)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified copy of the death certificate, and any additional documentation we may need to process the death claim. If we haven't received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received and we will pay the death benefit in a lump sum.

Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Death benefit proceeds are taxable. (See "Federal Income Taxes -- Taxation of Death Benefit Proceeds".)

     SPOUSAL CONTINUATION

If a contract owner dies prior to the annuity date and the beneficiary is the surviving spouse of the deceased contract owner, such spouse may choose to continue this contract. Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we determine the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. Your interest in each subaccount will be increased by the ratio of your contract value in each subaccount to your contract value. If the surviving co-owner is not the surviving spouse of the deceased owner, the contract may not be continued under this provision.

     CALCULATION OF DEATH BENEFIT

If you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 80 or over on the contract date, the death benefit is the greater of:

(i)   the premiums paid                                   For this formula, each "adjusted"
      into the Contract                                   withdrawal equals the amount
      less "adjusted"                                     withdrawn multiplied by (a)
      withdrawals from                                     DIVIDED BY (b) where:
      the Contract; or                                    a = premiums paid into the Contract
                                                          less previous
                                                          "adjusted" withdrawals; and
(ii)  the contract value.                                 b =  the contract value. Both (a) and (b) are
                                                          calculated immediately prior to the
                                                          withdrawal.

If you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are under age 80 on the contract date, the death benefit is the greatest of:

(i)   the premiums paid into                              For this formula, each "adjusted"
      the Contract less                                   withdrawal equals the amount
      "adjusted" withdrawals                              withdrawn multiplied by the greater
      from the Contract;                                  of (a) or (b)  DIVIDED BY (c) where:
(ii)  the contract value; or                              a = premiums paid into the Contract
                                                          less previous "adjusted"
                                                          withdrawals;
(iii) the Maximum Anniversary Value.                      b = the Maximum Anniversary Value; and
                                                          c = the contract value.
                                                          Values for (a), (b), and (c) are
                                                          calculated immediately prior to the
                                                          withdrawal.

     MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is equal to the greatest anniversary value for the Contract. An anniversary value is equal to the contract value on a contract anniversary increased by premium payments and decreased by "adjusted" withdrawals since that anniversary. "Adjusted" withdrawals are calculated according to the formula that appears immediately above this section.

To determine the Maximum Anniversary Value, we will calculate an anniversary value for each contract anniversary through the earlier of your attained age 80 or the anniversary on or prior to your date of death. If the contract has co-owners, we will calculate the anniversary value through the earlier of the older owner's attained age 80 or the anniversary on or prior to any owner's date of death if a death benefit is payable. If an owner is a non-natural person, then the annuitant's age, rather than the owner's, will be used.

We will calculate the Maximum Anniversary Value based on your age (or the age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not reached attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the anniversary on or prior to the ownership change, increased by premium payments and decreased by "adjusted" withdrawals since that anniversary.

FOR AN EXAMPLE OF THE CALCULATION OF DEATH BENEFIT, SEE APPENDIX A.

ANNUITY PAYMENTS

We'll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for non-qualified Contracts is the annuitant's 90th birthday. The annuity date for IRA or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in "Annuity Options." If you don't choose an annuity option, we'll use the Life Annuity with Payments Guaranteed for 10

Years annuity option when the contract owner reaches age 90 (age 70 1/2 for an IRA Contract or tax-sheltered annuity). You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to IRA contract owners to comply with the Internal Revenue Code or regulations under it.

We determine the dollar amount of annuity payments by applying your contract value on the annuity date to our then current annuity purchase rates. The amount of your annuity payments will not be less than those that would be provided by application of the contract value to purchase a single premium immediate annuity contract offered by us for the same annuity plan. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant's age and sex (where permitted) at the time payments begin, and will assume interest of not less than 3% per year. The rates will never be less than those shown in the Contract.

If the age and/or sex of the annuitant was misstated to us, resulting in an incorrect calculation of annuity payments, we will adjust future annuity payments to reflect the correct age and/or sex. We will deduct any amount we overpaid as the result of a misstatement from future payments with 6% annual interest charges. Likewise, if we underpaid any amount as the result of a misstatement, we correct it with the next payment made with 6% annual interest credited.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $2,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $20 per month, we may change the frequency of payments so that all payments will be at least $20. Unless you tell us differently, we'll make annuity payments directly to your Merrill Lynch brokerage account.

ANNUITY OPTIONS

We currently provide the following fixed annuity payment options. After the annuity date, your contract value does not vary with the performance of the Account. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. If you or the annuitant dies while guaranteed payments remain unpaid, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

                    HOW WE DETERMINE PRESENT VALUE OF FUTURE
                          GUARANTEED ANNUITY PAYMENTS

             Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

     PAYMENTS OF A FIXED AMOUNT

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited of at least 3%. The amount you choose must provide at least five years of payments. These payments don't depend on the annuitant's life. If the annuitant dies before the guaranteed amount has been paid, you may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

     PAYMENTS FOR A FIXED PERIOD

We will make equal payments for a period you select of at least five years. These payments don't depend on the annuitant's life. If the annuitant dies before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

     *LIFE ANNUITY

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant's death.

     LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 10, 15, OR 20 YEARS

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant dies before the guaranteed period ends, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may choose to continue to receive the remaining payments or elect to receive the present value of the remaining guaranteed payments in a lump sum.

     LIFE ANNUITY WITH GUARANTEED RETURN OF CONTRACT VALUE

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. If the annuitant dies while guaranteed amounts remain unpaid, you may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may choose to continue to receive the remaining payments or elect to receive the present value of the remaining guaranteed amount in a lump sum.

     *JOINT AND SURVIVOR LIFE ANNUITY

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

     JOINT AND SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 10, 15, OR 20 YEARS

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may choose to continue to receive the remaining payments or elect to receive the present value of the remaining guaranteed payments in a lump sum.

     INDIVIDUAL RETIREMENT ACCOUNT ANNUITY

This annuity option is available only to IRA contract owners. Payments will be made annually based on either (a) the life expectancy of the annuitant; (b) the joint life expectancy of the annuitant and his or her spouse;

-------------

* These options are "pure" life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

(c) the life expectancy of the surviving spouse if the annuitant dies before the annuity date. Each annual payment will be equal to the remaining contract value on January 1, divided by the applicable current life expectancy, as defined by Internal Revenue Service regulations. Each subsequent payment will be made on the anniversary of the annuity date. Interest will be credited at our current rate for this option, but will not be less than 3%. On the death of the measuring life or lives prior to full distribution of the remaining value, we will pay that value to the beneficiary in a lump sum.

GENDER-BASED ANNUITY PURCHASE RATES

Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. However, in states that have adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex annuity purchase rates.

                              FEDERAL INCOME TAXES

FEDERAL INCOME TAXES

The following summary discussion is based on our understanding of current federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven't considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If your annuity is independent of any formal retirement or pension plan, it is termed a NONQUALIFIED contract. If you invest in a variable annuity as part of an individual retirement annuity or tax sheltered annuity, your contract is called a QUALIFIED contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAX STATUS OF THE CONTRACT

     DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The Account, through the subaccounts, intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.

     OWNER CONTROL

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their Contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer contract accumulation values, have not been explicitly addressed in IRS published rulings. While we believe that the Contracts do not give owners investment control over Account assets, we reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the Account assets supporting the Contract.

     REQUIRED DISTRIBUTIONS

To qualify as an annuity contract under Section 72(s) of the IRC, a non-qualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner's spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.

The Contract is designed to comply with Section 72(s). We will review the Contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

Other rules regarding required distributions apply to Individual Retirement Annuities.

TAXATION OF ANNUITIES

     IN GENERAL

IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.

The owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor.

The following discussion applies generally to Contracts owned by a natural person:

     WITHDRAWALS AND SURRENDERS

When you take a withdrawal from a Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Other rules apply to Individual Retirement Annuities.

If you withdraw your entire contract value, you will be taxed only on the part that exceeds your investment in the Contract.

     ANNUITY PAYMENTS

Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be paid from a Contract because an owner or annuitant (if an owner is not a natural person) has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments.

PENALTY TAX ON SOME WITHDRAWALS

You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

   (1) on or after you reach age 59 1/2;

   (2) after you die (or after the annuitant dies, if an owner isn't an individual);

   (3) after you become disabled; or

   (4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. Also, additional exceptions apply to distributions from an Individual Retirement Annuity or tax sheltered annuity. You should consult a tax adviser with regard to exceptions from the penalty tax.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

Transferring or assigning ownership of the Contract, designating a payee or beneficiary who is not also the owner, or exchanging a Contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, except for certain distributions from tax sheltered annuities, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

All non-qualified deferred annuity Contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity Contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

POSSIBLE CHARGE FOR OUR TAXES

Currently we don't charge the Account for any federal, state, or local taxes on them or the Contracts (other than any applicable premium taxes), but we reserve the right to charge the Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

INDIVIDUAL RETIREMENT ANNUITIES

     TRADITIONAL IRAS

Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." This Contract is available for purchase either as an IRA or through an established IRA custodial account with MLPF&S. An individual may make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income to an IRA. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the enhanced death benefit provision in the Contract comports with IRA qualification requirements.

     ROTH IRAS

A Contract is available for purchase by an individual who has separately established a Roth IRA custodial account with MLPF&S. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. An individual may make annual contributions to a Roth IRA of up to the lesser of $2,000 or 100% of adjusted gross income. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     OTHER TAX ISSUES FOR IRAS AND ROTH IRAS

Total annual contributions to all of an individual's IRAs and Roth IRAs may not exceed $2,000 or 100% of the individual's adjusted gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not have tax withheld from distributions.

TAX SHELTERED ANNUITIES

Section 403(b) of the IRC allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. Transfer amounts from tax sheltered annuity plans that are not subject to the Employee Retirement Income Security Act of 1974, as amended, are accepted as premium payments, as permitted by law, under a Contract. Other premium payments, including premium payments subject to IRC
Section 402(g), will not be accepted. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

                               OTHER INFORMATION

NOTICES AND ELECTIONS

You must send any changes, notices, and/or choices for your Contract to our Service Center. These requests must be in writing and signed unless you have submitted a telephone authorization form. If you have submitted an authorization form, you may make the following choices via telephone:

   1.  Transfers

   2.  Premium allocation

   3.  Withdrawals, other than full surrenders

   4.  Requests to change the annuity date

   5.  Requests to change the annuity option

   6.  Requests to change the owner, beneficiary, or annuitant

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We do not have any liability if we act on a request that we reasonably believe is proper.

VOTING RIGHTS

We own all Fund shares held in the Account. As the owner, we have the right to vote on any matter put to vote at any Funds' shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don't receive voting instructions, we'll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We'll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

   (1) the election of a Fund's Board of Directors;

   (2) ratification of a Fund's independent accountant;

   (3) approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

   (4) any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

   (5) any other matter requiring a vote of the Fund's shareholders.

REPORTS TO CONTRACT OWNERS

At least once each contract year before the annuity date, we will send you information about your Contract. It will outline all your Contract transactions during the year, your Contract's current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

SELLING THE CONTRACT

MLPF&S is the principal underwriter of the Contract. Its principal business address is World Financial Center, 250 Vesey Street, New York, New York 10281. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. MLPF&S is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

Registered representatives (Financial Consultants) of MLPF&S sell the Contract. These Financial Consultants are also licensed through Merrill Lynch Life Agency, Inc. as our insurance agents. Through a distribution agreement we have with MLPF&S and companion sales agreements we have with Merrill Lynch Life Agency, Inc., MLPF&S and/or Merrill Lynch Life Agency, Inc. compensate the Financial Consultants. The maximum commission paid to a Financial Consultant is 0.51% of each premium. In addition, on the annuity date, the Financial Consultant will receive compensation of up to 1.5% of contract value. Financial Consultants may also be paid additional annual compensation of up to 0.51% of contract value. Reduced compensation may be paid on Contracts purchased by our employees or their spouses or dependents. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

The maximum commission we will pay to Merrill Lynch Life Agency, Inc. to be used to pay commissions to Financial Consultants is 3.5% of each premium. In addition, the maximum commission we will pay to the applicable insurance agency on the annuity date is 2.40% of contract value.

MLPF&S may arrange for sales of the Contract by other broker-dealers. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S Financial Consultants.

STATE REGULATION

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we're licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The New York Insurance Department, in conjunction with the National Association of Insurance Commissions, conducts a full examination of our operations periodically.

CONTROLLING DOCUMENTS

This prospectus provides a general description of the Contract. Your actual policy, application, and any endorsements are the controlling documents. If you would like to review a copy of the policy, application, and endorsements, contact our Service Center.

LEGAL PROCEEDINGS

There are no legal proceedings involving the Account. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, are not material to our total assets.

EXPERTS

Deloitte & Touche LLP, independent auditors, have audited our financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. They've also audited the financial statements of the Account as of December 31, 1999 and for the periods presented in the Statement of Additional Information. We include these financial statements in reliance upon the reports of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing. Their principal business address is Two World Financial Center, New York, New York 10281-1420.

LEGAL MATTERS

Our organization, our authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, our Senior Vice President and General Counsel. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

REGISTRATION STATEMENTS

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION
  Principal Underwriter
  Financial Statements
  Administrative Services Arrangements

CALCULATION OF YIELDS AND TOTAL RETURNS

FINANCIAL STATEMENTS OF ML OF NEW YORK VARIABLE ANNUITY
SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF ML LIFE INSURANCE COMPANY OF NEW YORK

                                   APPENDIX A

Example: Assume that you are under age 80 at issue. You pay an initial premium of $100,000 on June 1, 2000 and a subsequent premium of $10,000 on December 1, 2001. You also make a withdrawal of $50,000 on January 1, 2002. Your death benefit, based on HYPOTHETICAL Contract values and transactions, and resulting hypothetical maximum anniversary values ("MAV"), are illustrated below. This example assumes hypothetical positive and negative investment performance of the Account, as indicated, to demonstrate the calculation of the death benefit value. There is, of course, no assurance that the Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. FOR A DETAILED EXPLANATION OF HOW WE CALCULATE THE DEATH BENEFIT, SEE "DEATH BENEFIT."

                                                                                          (A)            (B)            (C)
                                                                --------------------   ----------   -------------   ------------
                                                                    TRANSACTIONS         PREMS
                                                                --------------------   LESS ADJ.     MAX ANNIV.       CONTRACT
DATE                                                             PREM.      WITHDR.     WITHDRS.     VALUE (MAV)       VALUE
--------------------------------------------------------------  --------   ---------   ----------   -------------   ------------
06/01/00  THE CONTRACT IS ISSUED                                100,000                 100,000              0        100,000
          MAV is $0 until first contract anniversary
06/01/01  FIRST CONTRACT ANNIVERSARY                                                    100,000        110,000        110,000
          Assume contract value increased by $10,000 due to
          positive investment performance
          Anniversary value for 6/1/2001 = Contract value on
          6/1/2001 = $110,000
          MAV = greatest of anniversary values = $110,000
12/01/01  OWNER PUTS IN $10,000 ADDITIONAL PREMIUM               10,000                 110,000        120,000        114,000
          Assume contract value decreased by $6,000 due to
          negative investment performance
          Anniversary value for 6/1/2001 = Contract value on
          6/1/2001 + premiums added since that anniversary =
          $110,000 + $10,000 = $120,000
          MAV = greatest of anniversary values = $120,000
01/01/02  OWNER TAKES A $50,000 WITHDRAWAL                                   50,000      50,000         60,000         50,000
          Assume contract value decreased by $14,000 due to
          negative investment performance
          Anniversary value for 6/1/2001 = contract value on
          6/1/2001 + premiums added - adjusted withdrawals
          since that anniversary = $110,000 + $10,000 -
          $60,000 = $60,000
          Adjusted withdrawal = withdrawal X maximum (MAV,
          prems - adj. withdrs.)
                                             -----------------
                             contract value
             = $50,000 x maximum (120,000, 110,000)/100,000
                 = $50,000 x 120,000/100,000 = $60,000
          (Note: all values are determined immediately prior
          to the withdrawal)
          MAV = greatest of anniversary values = $60,000
06/01/02  SECOND CONTRACT ANNIVERSARY                                                    50,000         60,000         55,000
          Assume contract value increased by $5,000 due to
          positive investment performance
          Anniversary value for 6/1/2001 = $60,000
          Anniversary value for 6/1/2002 = contract value on
          6/1/2002 = $55,000
          MAV = greatest of anniversary values = maximum
          ($60,000, $55,000) = $60,000
06/01/03  THIRD CONTRACT ANNIVERSARY                                                     50,000         65,000         65,000
          Assume contract value increased by $10,000 due to
          positive investment performance
          Anniversary value for 6/1/2001 = $60,000
          Anniversary value for 6/1/2002 = contract value on
          6/1/2002 = $55,000
          Anniversary value for 6/1/2003 = contract value on
          6/1/2003 = $65,000
          MAV = greatest of anniversary values = maximum
          ($60,000, $55,000, $65,000) = $65,000


          --------------------------------

DATE               DEATH BENEFIT
--------  --------------------------------
06/01/00  100,000 maximum of (A), (B), (C)
06/01/01  110,000 maximum of (A), (B), (C)
12/01/01  120,000 maximum of (A), (B), (C)
01/01/02   60,000 maximum of (A), (B), (C)
                                             -----------------
06/01/02   60,000 maximum of (A), (B), (C)
06/01/03   65,000 maximum of (A), (B), (C)

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